3Q13 Earnings Conference Call Supplemental Presentation October 22, 2013 Exhibit 99.2

Safe Harbor Language
To the extent that statements in this presentation and the accompanying press release relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. Such statements, which are based on management’s current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”, “believe”, “expect”,
“intend”, “anticipate”, “estimate”, “project” or similar expressions. IBERIABANK Corporation’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties.
Actual results could differ materially because of factors such as the level of market volatility, our ability to execute our growth strategy, including the availability of future FDIC-assisted failed bank opportunities, unanticipated losses related to the integration of and refinements to purchase accounting adjustments for, acquired businesses and assets and assumed liabilities in these transactions, adjustments of fair values of acquired assets and assumed liabilities and of deferred taxes in acquisitions, actual results deviating from the
Company’s current estimates and assumptions of timing and amounts of cash flows, credit risk of our customers, effects of the on-going correction in residential real estate prices and reduced levels of home sales, our ability to satisfy new capital and liquidity standards such as those imposed by the Dodd-Frank Act and those adopted by the Basel committee and federal banking regulators, sufficiency of our allowance for loan losses, changes in interest rates, access to funding sources, reliance on the services of executive management, competition for loans, deposits and investment dollars, reputational risk and social factors, changes in government regulations and legislation, increases in FDIC insurance assessments, geographic concentration of our markets and economic conditions in these markets, rapid changes in the financial services industry, dependence on our operational, technological, and organizational systems or infrastructure and those of third-party providers of those services, hurricanes and other adverse weather events, the modest trading volume of our common sock, and valuation of intangible assets. These and other factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s Annual Report on Form 10-K, subsequent
Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission (the “SEC”), available at the SEC’s website, http://www.sec.gov, and the Company’s website, http://www.iberiabank.com, under the heading “Investor Information.” All information in this presentation and the accompanying press release is as of the date of this release. The Company undertakes no duty to update any forward-looking statement to conform to the statement to actual results or changes in the Company’s expectations. Certain tabular presentations may not reconcile because of rounding.
2

•
Operating EPS of $0.83 driven by higher net interest income, improvement in operating expenses and continued strong organic loan and core deposit growth
•
Legacy loan growth:
•
Core deposit growth:
•
Stable net interest margin  - 2 bps decline to 3.37%
•
Tax equivalent net interest income increased $1 million, or 1%, while average earning assets increased $89 million, or 1%
•
$3.6 million aggregate provision for credit losses -- $2 million provision for loan losses and $1.6 million provision for unfunded lending commitments
•
Total operating expenses declined from $110 million in 2Q13 to $106 million in 3Q13.
Included in 3Q13 operating expense is a $1.1 million increase in provision for unfunded lending commitments
Introductory Comments
Third Quarter 2013 – Summary Comments
$295 million since June 30, 2013 (+16% annualized)
$2.4 billion since year-end 2011 (+25% annualized)
$413 million since June 30, 2013 (+19% annualized)
$2.1 billion since year-end 2011 (+17% annualized)
6 bps decline in the earning asset yield
2 bps decline in total cost of deposits

Other Consumer 3%
Mortgage 14%
Commercial 38%
Automobile 8%
Home Equity 14%
Small Business 3%
Business 20%

Other Consumer 3%
Mortgage 6%
Automobile 5%
Commercial 35%
Home Equity 14%
Small Business 9%
Business 28%

Loan Growth
Since Year-End 2008
Year-End 2008
$3.7 Billion
September 30, 2013
$9.0 Billion
Acquired loans, net of discount +$2.9 billion
Acquired loan pay downs ($1.6 billion)
Legacy loan growth +$4.0 billion
Total net growth +$5.3 billion

Noninterest
15%
NOW
Accounts
21%
Savings/Mmkt
24%
Time Deposits
40%

Noninterest
23%
NOW
Accounts
20%
Savings/Mmkt
40%
Time Deposits
17%

5 Deposit Growth Since Year-End 2008 Year-End 2008 $4.0 Billion September 30, 2013 $11.0 Billion • $7.0 billion growth in total deposits or +174% (+37% annualized)

Financial Overview
Financial Overview
Performance Metrics – Yields and Costs
•
Investment yield
increased 6 bps due to
reduced bond premium
amortization
•
Non-covered loan yield
was stable on a linked
quarter basis
•
Net covered loan yield
declined 145 bps due to
improving credit quality
and lower income on
covered loans that led to
higher amortization on
the Indemnification Asset
•
Average noninterest
bearing deposits up $329
million (+16% linked
quarter basis)
•
Interest bearing deposit
costs declined 2 bps
•
Margin declined 2 bps to
3.37%
6/30/2013 9/30/2013
Investment Securities 1.92% 1.98% 6            bps
Covered Loans, net of loss share receivable 5.11% 3.66% (145)      bps
Noncovered Loans 4.40% 4.39% (1)           bps
Loans & Loss Share Receivable 4.35% 4.21% (14)        bps
Mortgage Loans Held For Sale 3.17% 4.32% 115        bps
Other Earning Assets 0.87% 0.89% 2            bps
  Total Earning Assets 3.80% 3.74% (6)           bps
Interest Bearing Deposits 0.42% 0.40% (2)           bps
Short-Term Borrowings 0.16% 0.14% (2)           bps
Long-Term Borrowings 3.39% 3.37% (2)           bps
  Total Interest Bearing Liabilities 0.51% 0.49% (2)           bps
Net Interest Spread 3.29% 3.25% (4)           bps
Net Interest Margin 3.39% 3.37% (2)           bps
(1)
Earning asset yields are shown on a fully taxable equivalent basis.
Basis Point
Change
For Quarter Ended:

Financial Overview
Non-Interest Income Trends
•
Mortgage loan income declined $2.5 million or -14%
•
Title insurance income decreased $0.2 million, or -4%
•
Increased brokerage commissions of $0.1 million or 2%
•
Deposit service charge income increased $0.4 million, or 6%, from 2Q13
•
Increased client derivative income of $1.8 million
3Q13 originations down 25% from 2Q13
due to market forces and seasonal trends
Refinancings were 19% of production,
down from 31% in 2Q13
Sales down 19% in 3Q13 and down 18%
from 3Q12
$15 million in 3Q13 revenues (down
14%)
Margins declined as industry rates rose;
Small buyback costs
Pipeline of $182 million at quarter-end
and $191 million on October 11
th
(+9%)
Noninterest Income ($000s) 3Q12 4Q12 1Q13 2Q13 3Q13 $ Change % Change
Service Charges on Deposit Accounts 6,952 $     7,295 $     6,797 $     7,106 $     7,512 $     406 $         6%
ATM / Debit Card Fee Income 2,377 2,412 2,183 2,357 2,476 119 5%
BOLI Proceeds and CSV Income 916 909 939 901 908 7 1%
Mortgage Income 23,215 22,935 18,931 17,708 15,202 (2,506) -14%
Title Revenue 5,623 5,492 5,021 5,696 5,482 (214) -4%
Broker Commissions 3,092 4,192 3,534 3,863 3,950 87 2%
Other Noninterest Income 4,337 4,928 4,727 4,915 7,720 2,805 57%
Noninterest income excluding non-operating income 46,512 48,162 42,132 42,546 43,250 704 2%
Gain (Loss) on Sale of Investments, Net 41 (4) 2,359 (57) 13 70 123%
Other Non-operating income - 2,196 - - - - -
Total Noninterest Income 46,553 $  50,354 $  44,491 $  42,489 $  43,263 $  774 $         2%
3Q13 vs. 2Q13

Financial Overview
Non-Interest Expense
•
Noninterest expenses excluding non-operating items down $4
million, or 4%, as compared to 2Q13
•
Total expenses down $9 million, or 8%, in 3Q13
•
Severance expense down $1 million, or 67%
•
Occupancy and branch closure costs down $4 million
•
Impairment of closed fixed assets of $1 million
•
Provision for FDIC clawback liability up $0.5 million
•
Debit Card Rewards program termination down $0.5 million
Mortgage commissions (1.9) $ mil.
Salaries and benefits (1.9)
Consulting and professional expense (0.8)
Occupancy expense (0.2)
Reserve for unfunded lending commitments 1.1
(3.7) $
Noninterest Expense ($000s) 3Q12 4Q12 1Q13 2Q13 3Q13 $ Change
%
Change
Mortgage Commissions 6,006 $       5,747 $       4,327 $       6,127 $       4,238 $       (1,889) $   -31%
Hospitalization Expense 3,773 4,005 4,407 3,994 4,303 309 8%
Other Salaries and Benefits 49,270 50,675 53,668 52,024 50,140 (1,884) -4%
Salaries and Employee Benefits 59,049 $     60,426 $     62,402 $     62,145 $     58,681 $     (3,464) $   -6%
Credit/Loan Related 4,846 4,386 3,739 4,168 5,248 1,080 26%
Occupancy and Equipment 13,500 14,413 14,774 14,321 13,863 (457) -3%
Amortization of Acquisition Intangibles 1,287 1,285 1,183 1,181 1,179 (2) 0%
All Other Noninterest Expense 26,611 30,328 28,050 28,222 26,933 (1,288) -5%
Nonint. Exp. (Ex-Non-Operating Exp.) 105,293 $  110,838 $  110,148 $  110,036 $  105,904 $  (4,132) $   -4%
Severance 712 370 97 1,670 554 (1,116) -67%
Occupancy and Branch Closure Costs 284 711 375 4,925 594 (4,330) -88%
Impairment of Long-lived Assets - - 31,813 - 977 977 100%
Provision for FDIC clawback liability - - - 130 667 537 414%
Debt Prepayment - - 2,307 - - - 0%
Termination of Debit Card Rewards Program - - - 450 - (450) -100%
Consulting and Professional 574 339 - 150 (630) (780) -520%
Merger-Related Expenses 2,985 1,183 157 - 85 85 100%
Total Noninterest Expense 109,848 $  113,441 $  144,898 $  117,361 $  108,152 $  (9,209) $   -8%
Tangible Efficiency Ratio - excl Nonop Exp 71.2% 72.5% 74.1% 74.2% 70.3%
3Q13 vs. 2Q13
Linked quarter increases/(decreases) of:

Financial Overview
Non-Operating Items
•
Amortization of Indemnification Asset of $5.5 million in 3Q13 ($0.12 EPS)
•
3Q13 Provision for FDIC clawback liability of $0.7 million ($0.01 EPS)
•
3Q13 Severance expense of $0.6 million ($0.01 EPS)
•
Branch closure expense of $0.6 million in 3Q13 ($0.1 EPS)
Pre-tax After-tax (2) Per share Pre-tax After-tax (2) Per share Pre-tax After-tax (2) Per share
Net Income (Loss) (GAAP) 29,378 $     21,234 $     0.73 $        19,803 $     15,590 $     0.53 $        30,549 $     23,192 $     0.78 $
Noninterest income adjustments
Loss (Gain) on sale of investments (41) (27) (0.00) 57 37 0.00 (13) (8) (0.00)
Other noninterest income - - - - - - - - -
Noninterest expense adjustments
Merger-related expenses 2,985 1,940 0.07 - - - 85 55 0.00
Severance expenses 712 463 0.02 1,670 1,086 0.04 554 360 0.01
Impairment of indemnification asset - - - 4,618 3,002 0.10 977 635 0.02
Provision for FDIC clawback liability - - - 130 84 0.00 667 434 0.01
Occupancy expenses and branch closure expenses 284 185 0.01 306 199 0.01 594 386 0.01
Termination of debit card rewards program - - - 450 293 0.01 - - -
Professional expenses and litigation settlements 574 373 0.01 150 97 0.00 (630) (410) (0.01)
Operating earnings (Non-GAAP) (3) 33,892 24,168 0.83 27,185 20,388 0.69 32,783 24,644 0.83
Covered and acquired impaired (reversal of) provision for loan losses 3,827 2,488 0.09 (3,141) (2,042) (0.07) (854) (555) (0.02)
Other (reversal of) provision for loan losses 226 147 0.01 4,949 3,217 0.11 2,868 1,864 0.07
Pre-provision operating earnings (Non-GAAP) (3) 37,945 $     26,803 $     0.92 $        28,992 $     21,563 $     0.73 $        34,797 $     25,953 $     0.89 $
Net Income (Loss) (GAAP) 29,378 $     21,234 $     0.73 $        19,803 $     15,590 $     0.53 $        30,549 $     23,192 $     0.78 $
Impact of adoption of new accounting standard
(3)
- - - 4,967 3,228 0.11 5,496 3,572 0.12
Earnings less impact of new accounting standard (Non-GAAP) 29,378 $     21,234 $     0.73 $        24,770 $     18,818 $     0.64 $        36,045 $     26,764 $     0.90 $
Operating earnings including the impact of the adoption 33,892 $     24,168 $     0.83 $        27,185 $     20,388 $     0.69 $        32,783 $     24,644 $     0.83 $
of new accounting standard (Non-GAAP)
Impact of adoption of new accounting standard
(3)
- - - 4,967 3,228 0.11 5,496 3,572 0.12
Operating earnings less impact of new accounting standard (Non-GAAP) 33,892 $     24,168 $     0.83 $        32,152 $     23,617 $     0.80 $        38,279 $     28,216 $     0.95 $
(1) Per share amounts may not appear to foot due to rounding.
(2) After-tax amounts estimated based on a 35% marginal tax rate.
(3) Includes the impact of the adoption of ASU 2012-06 in the three-month periods ending September 30, 2013 and June 30, 2013.
Dollar Amount Dollar Amount Dollar Amount
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(1)
(dollars in thousands)
For The Quarter Ended
September 30, 2012 June 30, 2013 September 30, 2013

9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013
Net Income ($ in thousands) 21,234 $  23,208 $    717 $        15,590 $  23,192 $  49%
Per Share Data:
Fully Diluted Earnings 0.73 $       0.79 $         0.02 $       0.53 $       0.78 $       48%
Operating Earnings (Non-GAAP) 0.83 0.80 0.74 0.69 0.83 21%
Pre-provision Operating Earnings  (Non-GAAP) 0.92 0.91 0.66 0.73 0.89 21%
Tangible Book Value 37.07 37.34 36.93 36.30 37.00 2%
Key Ratios:
Return on Average Assets 0.69% 0.73% 0.02% 0.49% 0.71% 22 bps
Return on Average Common Equity 5.56% 6.02% 0.19% 4.09% 6.08% 199 bps
Return on Average Tangible Common Equity (Non-GAAP) 7.91% 8.62% 0.55% 5.96% 8.74% 278 bps
Net Interest Margin (TE)
(1)
3.58% 3.55% 3.23% 3.39% 3.37% (2) bps
Tangible Efficiency Ratio (TE)
(1)
(Non-GAAP) 74.3% 73.2% 102.4% 81.9% 74.5% (737) bps
Tangible Common Equity Ratio (Non-GAAP) 9.01% 8.66% 8.75% 8.69% 8.64% (5) bps
Tier 1 Leverage Ratio 10.01% 9.70% 9.37% 9.59% 9.65% 6 bps
Tier 1 Common Ratio (Non-GAAP) 12.04% 11.74% 11.39% 11.08% 10.95% (13) bps
Total Risk Based Capital Ratio 14.54% 14.19% 13.80% 13.45% 13.28% (17) bps
Net Charge-Offs to Average Loans
(2)
0.12% 0.07% 0.06% 0.06% 0.02% (4) bps
Nonperforming Assets to Total Assets
(2)
0.65% 0.69% 0.68% 0.69% 0.66% (3) bps
(1)
Fully taxable equivalent basis.
(2)
Excluding FDIC Covered Assets and Acquired Assets.
%/Basis Point
Change
For Quarter Ended:
Financial Overview
Performance Metrics – Quarterly Trends
•
Average earning
assets up $89
million (+1%)
•
T/E net interest
income up $1
million (+1%)
•
Provision for loan
losses of $2 million:
•
Net charge-offs:
$0.3 million (0.02%
annualized rate)
•
Covered and
acquired loan loss
provision reversal:
$0.9 million
•
Legacy provision
for loan losses:
$2.9 million

$ in Millions		Q1 2013	Q2 2013	Q3 2013	Q4 2013	2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2014
Revenues	$	41.61	30.33	30.86	20.59	$ 123.38	17.99	16.12	13.68	12.11	$ 59.89
Amortization		(27.70)	(18.13)	(22.88)	(12.46)	**(81.16)**	(11.07)	(10.00)	(8.42)	(6.51)	**(36.01)**
Net covered Income	$	13.91	12.20	7.98	8.13	$ 42.22	6.92	6.12	5.26	5.60	$ 23.89
Balance	$	1,039.0	954.5	891.1	789.9	$ 918.76	717.7	652.1	592.5	538.4	$ 625.17

Financial Overview
Expected Amortization
3.50%
4.50%
5.50%
6.50%
7.50%
8.50%
9.50%
$0
$200
$400
$600
$800
$1,000
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
Projected Average Loan Balances and Net Yields
Projected Average Balance Projected Net Yield

Legacy
Non-Covered Acquired
Covered Acquired
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
$77,653
$58,375
$737,256
$72,159
$57,796
$681,642
$66,797
$62,511
$634,818
$66,444
$73,807
$561,466
$75,668
$70,694
$520,455
$75,030
$67,010
$458,568
$76,033
$64,125
$403,350
$75,863
$56,058
$349,601

12 Asset Quality Non-Performing Assets Trends $ in thousands

Asset Quality
Legacy Portfolio
Asset Quality Summary
(Excludes FDIC covered assets and all acquired loans)
•
NPAs equated to 0.66%
of total assets, down 3
bps compared to 2Q13
•
$78 million in classified
assets (-20% from
2Q13)
•
$55 million special
mention loans (-29%
from 2Q13)
•
Net charge-offs of $0.3
million, or an annualized
rate of 0.02% of
average loans
•
$2.9 million provision for
legacy franchise in
3Q13
     ($ thousands)
9/30/2012 6/30/2013 9/30/2013
Nonaccrual Loans
45,094 $    49,069 $    43,838 $    -3% -11%
OREO
18,467       25,893       30,607       66% 18%
Accruing Loans 90 Days+ Past Due
2,883
1,071        1,418
-51% 32%
Nonperforming Assets
66,444       76,033       75,863       14% 0%
Past Due Loans
58,487       65,316       57,662       -1% -12%
Classified Loans 144,090     97,818       78,059       -46% -20%
Nonperforming Assets/Assets
0.65% 0.69% 0.66% 1         bps (3)        bps
NPAs/(Loans + OREO)
1.04% 1.02% 0.98% (6)        bps (4)        bps
Classified Assets/Assets
1.32% 0.85% 0.66% (66)     bps (19)     bps
(Past Dues & Nonaccruals)/Loans
0.92% 0.88% 0.75% (17)     bps (13)     bps
Provision For Loan Losses 226 $          4,949 $      2,868 $      1169% -42%
Net Charge-Offs/(Recoveries)
1,923          1,029          303             -84% -71%
Provision Less Net Charge-Offs
(1,697) $     3,920 $      2,565 $      251% -35%
Net Charge-Offs/Average Loans 0.12% 0.06% 0.02%
(11)     bps (4)        bps
Allowance For Loan Losses/Loans 1.21% 0.83% 0.83% (38)     bps 0         bps
Allowance For Credit Losses/Loans 1.21% 0.97% 0.99% (22)     bps 2         bps
For Quarter Ended: % or Basis Point Change
Year/Year Qtr/Qtr

Asset Quality
Total Portfolio Trends
     ($ thousands)
Nonaccruals
567,006 $        409,775 $         341,691 $
-40% -17%
OREO & Foreclosed
129,173          129,607           128,987
0% 0%
90+ Days Past Due
5,538              4,126               10,844
96% 163%
  Nonperforming Assets
701,717 $        543,508 $         481,522 $
-31% -11%
NPAs/Assets
5.60% 4.24% 3.66%
(194)              bps (58)                bps
NPAs/(Loans + OREO)
8.39% 6.02% 5.25%
(314)              bps (77)                bps
LLR/Loans
2.45% 1.83% 1.64%
(81)                bps (19)                bps
ACL/Loans
2.45% 1.95% 1.77%
(68)                bps (18)                bps
Net Charge-Offs/Loans
0.10% 0.05% 0.01%
(9)                    bps (4)                    bps
Past Dues:
30-89 Days Past Due
59,063 $         35,204 $          26,445 $
-55% -25%
90+ days Past Due
5,538              4,126               10,844
96% 163%
Nonaccual Loans
567,006          409,775           341,691
-40% -17%
Total 30+ Past Dues
631,607 $        449,105 $         378,979 $
-40% -16%
% Loans
7.67% 5.04% 4.19%
(348)              bps (85)                bps
Total Portfolio
3Q12 2Q13 3Q13
% or Basis Point Change
Year/Year Qtr/Qtr

Legacy Loans
Acquired Loans
Covered Loans
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
$64
$58
$43
$173
$149
$258
$157
$338
$246
$421
$365
$362
$243
$434
$295
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13

Markets
Loan Growth
Legacy Loan Growth
$ in millions
3
rd
Quarter 2013:
•
$295 million, or
+4% (+16%
annualized)
Since YE 2011:
•
$2.4 billion, or
+44% (+25%
annualized)
Since YE 2009:
•
$3.6 billion, or
+88% (+23%
annualized)
•
The FDIC
covered loan
portfolio declined
52%, or $863
million (14%
annualized rate)

$ in Millions
450
400
350
300
250
200
150
100
50
-
(50)
97
6
(15)
37
(5)
(5)
14
64
149
246
243
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13

16 Markets Quarterly Legacy Loan Growth • First quarter of each year tends to exhibit slower loan growth than other quarters

$ in millions
Loan Commitments
Loan Fundings
$350
$300
$250
$200
$150
$100
$50
$0
$33
$6
$27
$45
$2
$33
$50
$10
$40
$53
$13
$40
$70
$32
$38
$82
$29
$52
$180
$89
$92
$349
$126
$223
Little Rock
NE Arkansas
Memphis
Baton Rouge
Birmingham
Lafayette
New Orleans
Houston

Markets
Loan Originations 3Q13 –Top Markets
•
$1.2 billion in total
funded loans and
unfunded loan
commitments
originated in 3Q13
•
Significant growth in
Houston and New
Orleans.  Strong
growth across the
franchise
•
Continued growth in
other markets in which
we have invested
heavily
Loan commitments and originations include renewals

Noninterest Bearing
Other Core Deposits
Time Deposits
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$184
$62
$159
$88
$217
$92
$281
$71
$333
$122
$93
$44
$273
$143
$912
$116
$14
$4
$66
$84
$413
$474
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13

Excludes acquired deposits
Markets
Deposit Growth
$ in millions
Organic Deposit Growth
3
rd
Quarter 2013:
•
Increase of $309
million, or +3% in
3Q13 (+12%
Annualized)
•
$474 million (+23%)
growth in NIB deposits
for 3Q13 (impacted by
transition of NOW
accounts to NIB)
•
$104 million (-5%)
decline in time
deposits in 3Q13
Total Deposit Growth
Very strong
transaction account
growth in 4Q12
•
Core deposit growth
of $413 million, or
+5% (+19%
annualized)

Total
Accounts
New Orleans
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Total
Accounts
Birmingham
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Total
Accounts
Houston
1,400
1,200
1,000
800
600
400
200
-
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

19 Markets Noninterest Bearing Deposit Accounts • Strong account growth in high-focus markets • 3Q13 includes accounts transitioned from NOW accounts to Noninterest Bearing

25%
20%
15%
10%
5%
0%
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
11%
12%
15%
15%
16%
17%
18%
19%
18%
19%
19%
23%
$0.9
$0.9
$1.3
$1.4
$1.5
$1.6
$1.7
$1.9
$2.0
$2.0
$2.1
$2.5
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

Markets
Noninterest Bearing Deposits
% of Total Deposits
•
Since 2010, total
noninterest bearing
deposits increased
$1.7 billion or +188%
(+68% annualized rate)
•
$228 million of
incremental
noninterest bearing
deposit growth or
+12% (+48%
annualized)
•
Additional $246 million
of NOW accounts
transitioned to
noninterest bearing
this quarter
•
Top 3Q13 noninterest
bearing deposit growth
markets include
Naples, Lafayette, New
Orleans, Houston and
Lake Charles
Noninterest bearing deposits at period-end
$ in billions

Markets
3Q13 Highlights
•
Loan pricing and structure remain competitive for target commercial and business banking clients
•
Houston, New Orleans, Acadiana, Birmingham and Baton Rouge showed strong commercial loan originations
•
Loans and commitments originated during 3Q13 of $1.2 billion with 57% fixed rate and 43% floating rate
•
Commercial loans originated and funded in 3Q13 totaled $466 million with a mix of 41% fixed and 60% floating ($731 in commercial loan commitments during the quarter)
•
Strong commercial pipeline of $765 million at quarter-end
•
Small business loan originations, including lines of credit, grew $72 million or
10% in 3Q13 (39% annualized)
•
Period-end core deposit growth of $413 million, with non-interest bearing deposits up $474 million ($329 million linked quarter growth on an average balance basis), of which 48% was the result of a transition of interest bearing
NOW accounts into noninterest bearing deposits

Retail and Small Business
3Q13 Progress
•
Completed closure and consolidation of 10 branches in the third quarter of 2013, as planned, bringing total closures to 25 branches and one drive through facility over the past 12 months
•
Balanced loan growth with Small Business, Consumer and Mortgage accounting for 60%
of total bank-wide loan growth:
•
Small Business of $34 million
•
Indirect of $18 million
•
Direct Consumer and Mortgage of $84 million
•
Strong checking account growth:
•
Small Business account growth increased 14% year-over-year
•
Consumer accounts increased 20% year-over-year
•
Continued emphasis on branch efficiency, productivity and enhanced digital delivery, with Retail staffing mid-October down 5.5% from end of the second quarter, with staff costs down 5.8%
•
Launched mobile deposit capture and iPad application during the quarter

$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Total Revenues ($ in Millions)
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Wealth And Capital Markets
3Q13 Progress
•
ICP/IWA revenues
of $3.2 million (up
6% compared to
2Q13 and up 67%
from 3Q12)
•
ICP currently
provides research
coverage on 77
public energy
companies
•
IWA assets under
management
increased 1%, to
$1.1 billion at
September 30, 2013
Total Quarterly Revenues For:
• IBERIA Capital Partners
• IBERIA Wealth Advisors

Appendix 24

Appendix
Expected Quarterly Re-pricing Schedule
•
$1.6 Billion in time deposits re-price over next 12 months at 0.63% weighted average rate
•
During 3Q13, new and re-priced time deposits were booked at an average cost of 0.31%
•
In 3Q13, retention rate of time deposits was 87% with average reduction in rate of 34 basis points
$ in millions
Note:  Amounts exclude re-pricing of assets and liabilities from prior quarters
Excludes FDIC loans and receivable, non-accrual loans and market value adjustments
4Q13 1Q14 2Q14 3Q14 4Q14
Cash Equivalents Balance 336.9 $       - $          - $          - $          - $
Rate 1.17% 0.00% 0.00% 0.00% 0.00%
Investments Balance 77.7 $        76.4 $        79.6 $        81.8 $        57.3 $
Rate 2.74% 2.48% 2.81% 3.02% 3.03%
Fixed Rate Loans Balance 262.5 $       235.9 $       233.3 $       213.8 $       198.5 $
Rate 5.03% 4.99% 4.92% 4.92% 4.86%
Variable Rate Loans Balance 3,656.6 $    21.9 $        12.7 $        9.8 $          7.4 $
Rate 3.32% 2.85% 3.48% 3.96% 3.10%
Held for Sale Loans Balance 108.3 $       - $          - $          - $          - $
Rate 4.84% 0.00% 0.00% 0.00% 0.00%
Time Deposits Balance 690.4 $       418.8 $       324.2 $       201.0 $       70.1 $
Rate 0.57% 0.78% 0.61% 0.57% 0.72%
Repos Balance 258.8 $       - $          - $          - $          - $
Rate 0.14% 0.00% 0.00% 0.00% 0.00%
Borrowed Funds Balance 120.8 $       0.6 $          5.6 $          13.0 $        0.4 $
Rate 3.19% 3.37% 4.15% 4.04% 3.64%

Appendix
Interest Rate Risk Simulation
Source: Bancware model, as of September 30, 2013
* Assumes instantaneous and parallel shift in interest rates based on static balance sheet
•
Asset sensitive from an interest rate risk position
•
The degree of asset sensitivity is a function of the reaction of competitors to changes in deposit pricing
•
Forward curve has a slightly positive impact over 12 months
Base Blue Forward
Change In:
-200 bp* -100 bp* Case +100 bp* +200 bp* Chip Curve
Net Interest
Income -3.8% -1.6% 0.0% 3.5% 7.3% 0.4% 0.9%
Economic
Value of
Equity
-15.9% -12.0% 0.0% 3.7% 6.4% 0.0% 0.0%

Millions
Increase by Quarter ($ in Millions):
2013 2014
Q1 $ (5.45) (5.60)
Q2 (4.97) (5.25)
Q3 (5.50) (5.00)
Q4 (5.74) (3.62)
Total $ (21.66) (19.47)

Appendix
Expected Amortization Comparison
$(30.00)
$(25.00)
$(20.00)
$(15.00)
$(10.00)
$(5.00)
$-
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
Indemnification Asset Expected Amortization ($ in Millions)
Current Method Legacy Method

Appendix
FDIC Covered Loan Portfolio Roll Forward
Average
Income /
Expense Average Yield Average
Income /
Expense Average Yield Average
Income /
Expense Average Yield Average
Income /
Expense Average Yield
Covered Loans 1,112,153 49,550 17.528% 1,039,469 41,607 16.047% 954,555 30,324 12.619% 871,768 30,858 13.896%
Mortgage Loans 155,989 5,318 13.636% 180,902 4,398 9.724% 170,420 4,135 9.706% 163,485 2,718 6.650%
Indirect Automobile (0) - 0.000% (0) - 0.000% - - 0.000% - - 0.000%
Credit Card 860 14 6.664% 824 13 6.565% 789 14 7.147% 728 13 6.971%
Consumer 148,001 5,308 14.267% 130,960 3,509 10.867% 126,164 2,594 8.248% 104,668 3,029 11.481%
Line Of Credit-Consumer Loans 69,910 3,661 20.831% 41,802 3,200 31.044% 40,543 2,967 29.355% 50,939 (190) -1.476%
Commercial & Business Banking 737,394 35,250 18.706% 684,981 30,487 17.803% 616,642 20,613 13.224% 551,950 25,288 17.928%
Loans in Process (1) - 0.000% (1) - 0.000% (3) - 0.000% (2) - 0.000%
Overdrafts 0 - 0.000% 0 - 0.000% 0 - 0.000% - - 0.000%
FDIC Loss Share Receivable 411,328 (28,201) -26.828% 384,319 (27,702) -28.832% 268,700 (18,130) -26.692% 228,047 (22,875) -39.252%
Net Covered Loan Portfolio 1,523,481 21,349 7.678% 1,423,788 13,905 5.351% 1,223,255 12,194 5.110% 1,099,815 7,983 3.663%
Average
Income /
Expense Average Yield Average
Income /
Expense Average Yield Average
Income /
Expense Average Yield Average
Income /
Expense Average Yield
Covered Loans 1,112,153 49,550 17.528% 1,039,469 41,607 16.047% 954,555 30,324 12.619% 871,768 31,931 13.896%
CapitalSouth Bank 150,872 6,737 17.537% 138,793 4,109 11.855% 131,981 3,610 10.852% 123,412 2,840 10.332%
Orion Bank 641,252 29,720 18.235% 597,706 25,287 16.960% 548,977 17,685 12.789% 504,934 20,929 13.924%
Century Bank 232,967 7,137 12.108% 219,726 6,401 11.703% 199,836 4,943 9.869% 175,247 5,790 15.184%
Sterling Bank 87,063 5,956 26.806% 83,245 5,810 27.941% 73,762 4,087 21.956% 68,174 2,372 16.831%
FDIC Loss Share Receivable 411,328 (28,201) -26.828% 384,319 (27,702) -28.832% 268,700 (18,130) -26.692% 228,047 (22,875) -39.252%
CapitalSouth Bank 35,811 (3,431) -37.492% 29,301 (2,388) -32.596% 18,955 (2,347) -48.987% 14,720 (2,538) -67.473%
Orion Bank 251,749 (17,944) -27.892% 235,594 (17,330) -29.423% 164,219 (10,492) -25.277% 141,213 (12,702) -35.199%
Century Bank 92,076 (3,200) -13.601% 90,384 (4,100) -18.146% 65,145 (3,105) -18.857% 55,021 (5,304) -37.719%
Sterling Bank 31,691 (3,625) -44.761% 29,040 (3,884) -53.502% 20,382 (2,185) -42.404% 17,093 (2,331) -53.365%
Net Covered Loan Portfolio 1,112,153 21,349 7.678% 1,039,469 13,905 5.351% 954,555 12,194 5.110% 871,768 9,056 3.663%
CapitalSouth Bank 150,872 3,305 8.764% 138,793 1,721 4.961% 131,981 1,262 3.826% 123,412 301 2.301%
Orion Bank 641,252 11,776 7.345% 597,706 7,958 5.326% 548,977 7,192 5.240% 504,934 8,227 4.145%
Century Bank 232,967 3,937 6.760% 219,726 2,301 4.188% 199,836 1,837 3.678% 175,247 486 3.304%
Sterling Bank 87,063 2,331 10.709% 83,245 1,925 9.252% 73,762 1,903 10.317% 68,174 41 3.480%
4Q2012 1Q2013 2Q2013
4Q2012 1Q2013 2Q2013 3Q2013
3Q2013